[L.P. MARTIN & COMPANY LETTERHEAD]

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311


          CONSENT OF L.P. MARTIN & COMPANY, P.C., INDEPENDENT AUDITORS

The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 333-27221, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-3 No. 333-11207, Registration Statement Form S-3 No. 333-15133, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, Registration Statement Form S-8 No. 33-58201, Registration Statement Form S-8 No. 333-32829, and Registration Statement Form S-8 No. 333-42691, of United Dominion Realty Trust, Inc. of our report dated November 14, 1997, with respect to the statement of rental operations of Waterside at Ironbridge Apartments for the year ended December 31, 1996, our report dated November 20, 1997, with respect to the statement of rental operations of Bammelwood Apartments for the year ended December 31, 1996, our report dated November 20, 1997, with respect to the statement of rental operations of Braesridge Apartments for the year ended December 31, 1996, our report dated November 20, 1997, with respect to the statement of rental operations of Camino Village Apartments for the year ended December 31, 1996, and our report dated November 20, 1997, with respect to the statement of rental operations of Pecan Grove Apartments for the year ended December 31, 1996, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 21, 1997.

/s/ L. P. Martin & Company, P.C.

L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
December 31, 1997